UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 29, 2010
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On April 29, 2010, Amkor Technology, Inc. (“Amkor”) issued a press release announcing its intention to offer $300 million aggregate principal amount of senior notes due 2018. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Amkor has provided disclosure regarding its EBITDA, adjusted EBITDA and free cash flows. The disclosure is furnished herewith as Exhibit 99.2.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press release, dated April 29, 2010, announcing offering of senior notes

99.2	Updated disclosure

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2010	Amkor Technology, Inc.
/s/ Gil C. Tily
Gil C. Tily
Executive Vice President and Chief Administrative Officer

Index to Exhibits

Exhibit	Description
99.1	Press release, dated April 29, 2010, announcing offering of senior notes

99.2	Updated disclosure